CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 9, 2010 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2009 and the consolidated statements of operations, comprehensive income, changes in shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 24, 2009 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2008 and the consolidated statements of operations, shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society on Form N-6 of our report dated February 19, 2008 included herein related to the consolidated balance sheet of The CUMIS Group Ltd. and subsidiaries as of December 31, 2007 and the consolidated statements of operations, comprehensive income, changes in shareholders' equity and cash flows for the year then ended and to the reference to our firm under the heading "Experts" appearing in the Statement of Additional Information which is incorporated by reference in the prospectus of the Account.

/s/KPMG LLP

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
April 26, 2010